SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 2, 2006
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                               PARKERVISION, INC.
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               (Exact Name of Registrant as Specified in Charter)



           Florida                   0-22904            59-2971472
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(State or Other Jurisdiction     (Commission File     (IRS Employer
     of Incorporation)                Number)       Identification No.)



8493 Baymeadow Way, Jacksonville, Florida                 32256
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(Address of Principal Executive Offices)               (Zip Code)



Registrant's telephone number, including area code (904) 737-1367
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1.01 -- ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On May 2, 2006, the Compensation Committee (the "Committee") of the Board of Directors of ParkerVision, Inc. approved a Performance Management Plan (the "Plan") and 2006 incentive award opportunities for its named executive officers ("NEOs"). Filed herewith as Exhibit 10.1 and incorporated herein by reference is the 2006 Performance Management Plan Award Opportunity Chart indicating the 2006 annual award opportunities for the NEOs.

      The terms of the Plan provide for annual incentive award opportunities based upon both corporate and individual performance milestones and include a combination of qualitative and quantitative measures. The total amount of incentive will be calculated by multiplying base salary by the product of the approved incentive percentage and the achievement multiplier. The maximum payout is 100% of target.

      The achievement multiplier is based 75% on corporate-wide goals and 25% on individual goals. The corporate-wide goals for 2006 are a combination of (i) sales goals, as measured by design wins with target customers, (ii) technology goals, as measured by integrated circuit design achievements against specified marketing requirements documents, and (iii) financial goals, as measured by operating and cash flow targets. In addition, 25% of the achievement multiplier is based on individual goals that support the corporate-wide goals. Both the corporate and individual goals were approved by the Committee at their meeting on May 2, 2006.

      The Plan allows for NEOs to elect payment of their award in cash, equity or a combination thereof. Equity, if elected, is in the form of performance-based share option awards which vest based on the achievement multiplier under the Plan as measured at the end of the fiscal year. For fiscal 2006, all NEOs elected to receive one-half of their award in cash and one-half in the form of performance based share options. The performance based share options were granted on May 3, 2006 at an exercise price, equal to market, of $9.80 per share and an estimated fair value based on the Black Scholes option pricing model of $6.63 per share.

      NEOs must be employed by ParkerVision at the end of fiscal 2006 in order to remain eligible for the award, unless otherwise determined by the Committee. The Committee has full discretion to determine the extent to which goals have been achieved, the payment level and whether any final payment will be made. Awards may be adjusted up or down and may be made regardless of the level of achievement of performance goals at the Committee's discretion.

ITEM 9.01 -- FINANCIAL STATEMENT AND EXHIBITS

      10.1  2006 Performance Management Plan Award Opportunity Chart




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                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:   May 5, 2006                         PARKERVISION, INC.



                                             By:      /s/ Jeffrey L. Parker
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                                                      Jeffrey L. Parker
                                                      Chief Executive Officer